TRANSCRIPT – Renaissance Village Video (4 minutes)

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Welch, West Virginia

McDowell County

Jason Crum, Vendor, Welch: I've seen pictures of this town when it was in its heyday, and the streets were full of people.

Josh Sword, President, WV AFL-CIO: And unfortunately, that all changed when the natural resources changed.

Randi Weingarten, President, American Federation of Teachers: As the coal companies pulled out, the towns were abandoned.

Clifton Moore, Board Member, Reconnecting McDowell: In order to reconnect, to reestablish, to re-involve, to reinvent McDowell County, we need a catalyst.

Randi Weingarten: We got involved at the time because all of this abandonment of industry, and of coal impacted the schools.

Bob Brown, Treasurer, Reconnecting McDowell: And we realized early on that before you can really address what goes on in school, you have to start addressing what goes on in the community.

Gayle Manchin, Fmr. VP, WV State Board of Education: And that was the beginning of the solution. That we had to establish the community that could support and provide the resources for the children and families. So, things were working, and yet the critical factor at the bottom of this, kept being the teachers.

Bob Brown: There's not many places to live in Downtown Welch right now, so if you're teaching here, you're probably driving 45 minutes to an hour to get here.

Greg Cruey, President, McDowell County AFT: And we lose them because they can't put down roots here.

Clifton Moore: And thank God, AFT came up and said, "We're going to build something, and we're going to call it Renaissance Village."

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Welch, 2016

Bob Brown, Treasurer, Reconnecting McDowell: Today starts the journey, Gayle, of one of our bigger dreams that you had.

Randi Weingarten: It really became HIT, the Housing Investment Trust, that helped us put it together.

Bob Brown: Ceremonial demolition

Chang Suh, CFA, CEO, AFL-CIO HIT: The Housing Investment Trust specifically invests union pension capital to create valuable union construction jobs and to help create affordable housing.

Harpreet Peleg, CEO, HIT Subsidiary, Building America CDE, Inc.: We were thrilled to provide new market tax credits to this project to get it through the finish line, so it could be constructed and built.

Gayle Manchin: As that idea grew, and we broke ground, I think was the first time that the people of McDowell County knew that we were here for the long haul.

Liz Shuler, Secretary-Treasurer, AFL-CIO: When the union comes in, lends its resources to an effort like Renaissance Village, we're there to stay.

Clifton Moore: When people began to see Renaissance Village spring up from the ground, it represented hope.

Gayle Manchin: Thank you from the bottom of my heart, as a West Virginian. And so now Renaissance Village is built.

Bob Brown: A lot of other people around the country have taken notice of what's going on in McDowell.

Chang Suh: The fact that unions can put together a project designed to help the entire community by investing in their children, I think it's a story that would resonate year after year, town after town. So, much credit goes to the AFT as well as the entire labor community in West Virginia.

Randi Weingarten: The people in McDowell deserve it, and I'm so grateful that we have been able to show a path to how to have a renaissance in rural America.

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Renaissance Village Impact:

100% Union Built

$2.7 Million in Tax Revenue

$20.3 Million in Total Economic Benefit

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[AFT Logo] Proud Sponsor of [Reconnecting McDowell Logo]

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Renaissance Village

Union Built Project

[AFL-CIO HIT Logo] and [Building America CDE Logo]

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.